                               AIM BALANCED FUND
                           AIM GLOBAL UTILITIES FUND
                                AIM GROWTH FUND
                              AIM HIGH YIELD FUND
                                AIM INCOME FUND
                        AIM INTERMEDIATE GOVERNMENT FUND
                             AIM MONEY MARKET FUND
                            AIM MUNICIPAL BOND FUND
                                AIM VALUE FUND

                     (Series Portfolios of AIM Funds Group)

                       Supplement dated November 5, 1996
         to the Prospectus dated May 1, 1996, as revised June 11, 1996 and as Supplemented October 10, 1996

This Supplement replaces and incorporates the Supplement dated October 10, 1996.

On November 4, 1996, A I M Management Group Inc. ("AIM Management") announced that it had entered into an Agreement and Plan of Merger among INVESCO plc ("INVESCO"), INVESCO Group Services Inc. and AIM Management, pursuant to which AIM Management will be merged with INVESCO Group Services Inc. Subject to a number of conditions being met, it is currently anticipated that the transaction will occur in the early part of 1997. The Fund's investment advisor, A I M Advisors, Inc. ("AIM"), is a wholly owned subsidiary of AIM Management.

The proposed transaction may be deemed to cause an "assignment" (as that term is defined under the Investment Company Act of 1940 (the "1940 Act")) of the investment advisory agreement between the Fund and AIM. Under the 1940 Act and the investment advisory agreement, an assignment results in the automatic termination of the investment advisory agreement. The completion of the transaction is contingent upon, among other things, the approval of both the Board of Trustees of the Fund and the shareholders of the Fund of a new investment advisory agreement between the Fund and AIM. Management of the Fund anticipates that the essential terms of the new investment advisory agreement, including the investment advisory fees, would be the same as those under the current investment advisory agreement between the Fund and AIM. It is also anticipated that the investment advisory personnel responsible for the Fund will remain unchanged.

In the Table of Fees and Expenses on Page 4, all references to footnote** are deleted in their entirety.

The second paragraph under the caption "Investment Programs--AIM Balanced Fund" on page 17 is revised to read in its entirety as follows:

     "The Fund may also invest up to 25% of its total assets in convertible securities. Compliance with all of the above percentage requirements may limit the ability of the Fund to maximize total return. The actual percentage of the assets invested in equity and fixed income securities will vary from time to time, depending on the judgment of AIM as to general market and economic conditions and trends, yields and interest rates and changes in fiscal and monetary policies."

The sixth and seventh sentences of the first paragraph under the caption "Investment Programs--AIM Global Utilities Fund" on page 17 are revised to read in their entirety as follows:

     "The Fund may invest up to 25% of its total assets in convertible securities. When AIM deems it appropriate, the Fund may purchase bonds issued by the above types of